Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact Information:
Jim Burke
Harris Corporation
jim.burke@harris.com
321-727-9131

Jennifer Barton
L3 Technologies
Jennifer.Barton@L3T.com
212-805-5356

Harris Corporation Commences Exchange Offers and L3 Technologies, Inc. Commences Consent Solicitations

MELBOURNE, Fla. and NEW YORK, May 30, 2019 — Harris Corporation (NYSE:HRS) (“Harris”) and L3 Technologies, Inc. (NYSE:LLL) (“L3”) today announced that, in connection with the anticipated combination of Harris and L3, Harris has commenced offers to eligible holders to exchange (each an “Exchange Offer” and collectively, the “Exchange Offers”) any and all outstanding notes issued by L3 as set forth in the table below (the “Existing L3 Notes”) for (1) up to $3,350,000,000 aggregate principal amount of new notes issued by Harris (the “New Harris Notes”) and (2) cash.

The following table sets forth the Exchange Consideration, Early Tender Premium and Total Exchange Consideration for each series of Existing L3 Notes:

Title of Series/ CUSIP Number of Existing L3 Notes	Maturity Date	Aggregate Principal Amount Outstanding	Exchange Consideration(1)	Early Tender Premium(1)	Total Exchange Consideration(1)(2)
4.950% Senior Notes due 2021 / 502413BA4	February 15, 2021	$650,000,000	$970 principal amount of New Harris 4.950% Senior Notes due 2021 and $1.00 in cash	$30 principal amount of New Harris 4.950% Senior Notes due 2021	$1,000 principal amount of New Harris 4.950% Senior Notes due 2021 and $1.00 in cash
3.850% Senior Notes due 2023 / 502413BF3	June 15, 2023	$800,000,000	$970 principal amount of New Harris 3.850% Senior Notes due 2023 and $1.00 in cash	$30 principal amount of New Harris 3.850% Senior Notes due 2023	$1,000 principal amount of New Harris 3.850% Senior Notes due 2023 and $1.00 in cash

3.950% Senior Notes due 2024 / 502413BD8	May 28, 2024	$350,000,000	$970 principal amount of New Harris 3.950% Senior Notes due 2024 and $1.00 in cash	$30 principal amount of New Harris 3.950% Senior Notes due 2024	$1,000 principal amount of New Harris 3.950% Senior Notes due 2024 and $1.00 in cash
3.850% Senior Notes due 2026 / 502413BE6	December 15, 2026	$550,000,000	$970 principal amount of New Harris 3.850% Senior Notes due 2026 and $1.00 in cash	$30 principal amount of New Harris 3.850% Senior Notes due 2026	$1,000 principal amount of New Harris 3.850% Senior Notes due 2026 and $1.00 in cash
4.400% Senior Notes due 2028 / 502413BG1	June 15, 2028	$1,000,000,000	$970 principal amount of New Harris 4.400% Senior Notes due 2028 and $1.00 in cash	$30 principal amount of New Harris 4.400% Senior Notes due 2028	$1,000 principal amount of New Harris 4.400% Senior Notes due 2028 and $1.00 in cash

(1)	For each $1,000 principal amount of Existing L3 Notes accepted for exchange.

(2)	Includes Early Tender Premium.

In conjunction with the Exchange Offers, L3 is soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures governing the Existing L3 Notes to eliminate certain of the covenants, restrictive provisions, events of default and subsidiary guarantee provisions from such indentures.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated May 30, 2019 (the “Offering Memorandum and Consent Solicitation Statement”).

Each Exchange Offer and Consent Solicitation is conditioned upon the completion of the other Exchange Offers and Consent Solicitations, although Harris may waive such condition at any time with respect to an Exchange Offer. Any waiver of a condition by Harris with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable.

In addition, the Exchange Offers and Consent Solicitations are conditioned upon the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of October 12, 2018 (as it may be amended from time to time, the “Merger Agreement”), by and among Harris, L3 and Leopard Merger Sub Inc., a wholly-owned subsidiary of Harris (“Merger Sub”), pursuant to which Merger Sub will be merged with and into L3 with L3 surviving the merger as a wholly-owned subsidiary of Harris (the “Merger”). Harris will be renamed "L3Harris Technologies, Inc." upon consummation of the Merger.

Harris, in its sole discretion, may modify or terminate the Exchange Offers and may extend the Early Tender Date (as defined herein), Expiration Date (as defined herein) or any payment date with respect to the Exchange Offers, subject to applicable law. Any such modification, termination or extension by Harris will automatically modify, terminate or extend the corresponding Consent Solicitation, as applicable.

Holders who validly tender their Existing L3 Notes at or prior to 5:00 p.m., New York City time, on June 12, 2019, unless extended (the “Early Tender Date”), will be eligible to receive, on the settlement date, the applicable Total Exchange Consideration as set forth in the table above, which includes the applicable Early Tender Premium as set forth in the table above, for all such Existing L3 Notes that are accepted. Holders who validly tender their Existing L3 Notes after the Early Tender Date but prior to 12:01 a.m., New York City time, on July 1, 2019, unless extended (the “Expiration Date”), will not be eligible to receive the applicable Early Tender Premium and, accordingly, will be eligible to receive, on the settlement date, only the applicable Exchange Consideration as set forth in the table above, for all such Existing L3 Notes that are accepted. The settlement date will be promptly after the Expiration Date and is expected to be within three business days after the Expiration Date.

Documents relating to the Exchange Offers and Consent Solicitations will be distributed only to eligible holders of Existing L3 Notes who certify that they are either (a) a “Qualified Institutional Buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (the “Securities Act”), or (b) a person that is outside the “United States” and that (i) is not a “U.S. person,” as those terms are defined in Rule 902 under the Securities Act, (ii) is not an “EEA Retail Investor” (as defined in the Offering Memorandum and Consent Solicitation Statement) and (iii) is not located in Canada. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum and Consent Solicitation Statement, a copy of which may be obtained by contacting D.F. King & Co., Inc., the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (866) 304-5477 (U.S. toll-free) or (212) 269-5550 (banks and brokers) or harris@dfking.com. The eligibility form is available electronically at: https://www.dfking.com/hrs.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and Consent Solicitation Statement and only to such persons and in such jurisdictions as is permitted under applicable law.

The New Harris Notes have not been and will not be registered under the Securities Act or any state securities laws. Therefore, the New Harris Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

About Harris Corporation
Harris Corporation is a leading technology innovator, solving customers’ toughest mission-critical challenges by providing solutions that connect, inform and protect. Harris supports government and commercial customers in more than 100 countries and has approximately $6 billion in annual revenue. The company is organized into three business segments: Communication Systems, Electronic Systems and Space and Intelligence Systems. Learn more at harris.com.

About L3 Technologies
With headquarters in New York City and approximately 31,000 employees worldwide, L3 Technologies develops advanced defense technologies and commercial solutions in pilot training, aviation security, night vision and EO/IR, weapons, maritime systems and space. L3 is organized into three business segments: Intelligence, Surveillance and Reconnaissance Systems, Communications and Networked Systems and Electronic Systems. The company reported 2018 sales of $10.2 billion. To learn more about L3, please visit the company’s website at www.L3T.com.

Forward-Looking Statements
All statements other than historical facts may be forward-looking statements; words such as “may,” “will,” “should,” “likely,” “projects,” “financial guidance,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are used to identify forward-looking statements. L3 and Harris caution investors that these statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond L3’s and Harris’ control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. In addition to factors previously disclosed in L3’s and Harris’ reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of L3 and Harris to terminate the definitive merger agreement between L3 and Harris; the outcome of any legal proceedings that have been or may be instituted against L3, Harris or their respective directors; the ability to obtain regulatory approvals and satisfy other closing conditions to the merger in a timely manner or at all, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the L3 and Harris businesses or fully realizing anticipated cost savings and other benefits; business disruptions from the proposed merger that may harm L3’s or Harris’ businesses, including current plans and operations; any announcement relating to the proposed transaction could have adverse effects on the ability of L3 or Harris to retain and hire key personnel or maintain relationships with suppliers and customers, including the U.S. government and other governments, or on L3’s or Harris’ operating results and businesses generally; the risk that the announcement of the proposed transaction could have adverse effects on the market price of either or both of L3’s and Harris’ common stock and the uncertainty as to the long-term value of the common stock of the combined company following the merger; certain restrictions during the pendency of the merger that may impact L3’s or Harris’ ability to pursue certain business opportunities or strategic transactions; the business, economic and political conditions in the markets in which L3 and Harris operate; and events beyond L3’s and Harris’ control, such as acts of terrorism.

These forward-looking statements speak only as of the date of this communication or as of the date they were made, and neither L3 nor Harris undertakes any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in L3’s and Harris’ Joint Proxy Statement/Prospectus that forms part of the Registration Statement on Form S-4 filed by Harris and the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in L3’s and Harris’ most recent reports on Form 10-K for the years ended December 31, 2018 and June 29, 2018, respectively, and any material updates to these factors contained in any of L3’s and Harris’ subsequent and future filings.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Given these uncertainties, you should not place any reliance on these forward-looking statements.

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